                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-70628, 33-75184, 333 -28135, 333-42424 and 333-108208) of
Calton, Inc. of our report dated February 4, 2005 relating to the financial statements for the year ended November 30, 2004 and 2003 which appears in this Annual Report on Form 10-KSB for the year ended November 30, 2004.




                                               /s/ Aidman, Piser & Company, P.A.




Tampa, Florida
February 23, 2005